UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 5, 2025, Healthpeak Properties, Inc., Healthpeak OP, LLC, DOC DR, LLC and DOC DR Holdco, LLC filed with the Securities and Exchange Commission a Post-Effective Amendment to a Registration Statement on Form S-3 (File Nos. Nos. 333-276954, 333-276954-01, 333-276954-02 and 333-276954-03) (as amended, the “Registration Statement”). The discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 hereto (incorporated herein by reference) supersedes and replaces the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus, dated February 5, 2025, which forms part of the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

No.	Description

99.1	United States Federal Income Tax Considerations.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHPEAK PROPERTIES, INC.
(Registrant)

Date: August 5, 2025	By:	/s/ Kelvin O. Moses
	Name:	Kelvin O. Moses
	Title:	Chief Financial Officer